THE KP FUNDS

KP International Equity Fund

(the “Fund”)

Supplement dated August 20, 2019

to the Prospectus dated May 1, 2019, as supplemented (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Trustees of The KP Funds has approved a new investment sub-advisory agreement between Callan LLC and Lazard Asset Management LLC (“Lazard”), with respect to the Fund. In connection with the approval, Lazard now serves as sub-adviser to the Fund. Additionally, Acadian Asset Management LLC (“Acadian”), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund. Further, the Passive International Small Cap Equity Sub-strategy has been terminated. And further, the performance information for the Fund’s broad-based index has been updated to reflect revised numbers.

Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.	The last sentence of the third paragraph of the Fund’s “Principal Investment Strategies” section on p. 26 is deleted and replaced with the following:

Each of the eight Sub-strategies is described below:

2.	The following is added at the end of the Fund’s “Principal Investment Strategies” section on p. 31 and at the end of the Fund’s “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks - The Funds’ Principal Investment Strategies – International Fund” section on p. 72:

Active International Small Cap Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in small capitalization stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in international developed markets, which Acadian considers to be companies that: have their principal securities trading market in an international developed country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in international developed countries; or are organized under the laws of, and have a principal office in, an international developed country. Acadian considers an “international developed country” to be any country in the MSCI EAFE Small-Cap Index plus Canada.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active International Small Cap Equity #2: Lazard Asset Management LLC (“Lazard”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Lazard will seek to invest the Sub-strategy’s assets in a broad investment universe of local non-U.S. stocks and depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, real estate investment trusts, warrants and rights.

In selecting investments for the Sub-strategy, Lazard employs a core, bottom-up approach while avoiding unwanted top-down or macro exposures. Stocks are selected using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, and beta.

3.	The following replaces the “Acadian Asset Management LLC” sub-section under the “Investment Sub-Advisers and Portfolio Managers” section on p. 36.

Acadian Asset Management LLC

Brendan Bradley, Ph.D., Executive Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core has managed the portion of the Fund’s assets allocated to Acadian since 2014.

Asha Mehta, CFA, Senior Vice President and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Ryan D. Taliaferro, Ph.D., Senior Vice President and Director, Equity Strategies, has managed the portion of the Fund’s assets allocated to Acadian since 2017.

4.	The following is added in the appropriate alphabetical order of the Fund’s “Investment Sub-Advisers and Portfolio Managers” section on p. 36-38:

Lazard Asset Management LLC:

Paul Moghtader, CFA, a Managing Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Taras Ivanenko, PhD, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Ciprian Marin, a Director of Quantitative Research and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Craig Scholl, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Susanne Willumsen, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Alex Lai, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Jason Williams, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

5.	The fourth paragraph of the Fund’s “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks - The Funds’ Principal Investment Strategies – International Fund” section on p. 66 is deleted and replaced with the following:

As of the date of this prospectus, the International Fund employs the following seven sub-advisers to manage separate Sub-strategies that, in the Adviser’s view, complement one another: SSGA Funds Management, Inc. (“SSGA FM”), MFS Investment Management (“MFS”), Marathon Asset Management LLP (“Marathon-London”), Acadian Asset Management LLC (“Acadian”), Sprucegrove Investment Management Ltd. (“Sprucegrove”), William Blair Investment Management, LLC (“William Blair”) and Lazard Asset Management LLC (“Lazard”). The Adviser seeks, through its allocation among Sub-strategies, to outperform the International Fund’s benchmark with a similar level of risk. Each of the eight Sub-strategies is described below:

6.	The following is added as a new last sentence to the second paragraph under the “Sub-Advisers and Portfolio Managers” section on p. 97:

A discussion regarding the basis of the Board's approval of the investment sub-advisory agreement between the Adviser and Lazard and the Adviser and Acadian will be available in the Funds' Semi-Annual Report dated June 30, 2019, which will cover the period from January 1, 2019 through June 30, 2019.

7.	In the “Sub-Advisers and Portfolio Managers” section, the following replaces the “Acadian Asset Management LLC” sub-section on p. 104:

Acadian Asset Management LLC, 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2018, Acadian had approximately $85.3 billion in assets under management.

Portfolio Managers:

Brendan Bradley, Ph.D., Executive Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014. Mr. Bradley has been with Acadian for 14 years and has 20 years of investment industry experience.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core, has managed the portion of the Fund’s assets allocated to Acadian since 2014. Mr. Gakidis joined Acadian in June 2014 after most recently working as a senior quantitative strategist at Loomis Sayles, where he founded the firm’s quantitative Strategy Lab and co-managed a U.S. equity long/short strategy. Prior to his work at Loomis Sayles, he was a fixed income quantitative risk and relative value specialist at Putnam Investments. In this role, he built and managed a book of systematic alpha strategies in domestic investment-grade and high-yield credit.

Asha Mehta, CFA, Senior Vice President and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014. Ms. Mehta has been with Acadian for 12 years and has 19 years of investment industry experience.

Ryan D. Taliaferro, Ph.D., Senior Vice President and Director, Equity Strategies, has managed the portion of Fund’s assets allocated to Acadian since 2017. Mr. Taliaferro joined Acadian in 2011 as the lead portfolio manager for Acadian’s Managed Volatility strategies. Prior to joining Acadian, Mr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Prior to teaching, he was a consultant at the Boston Consulting Group.

8.	In the “Sub-Advisers and Portfolio Managers” section on p. 104-108, the following is added to the description of the Fund’s sub-advisers and portfolio managers in the appropriate alphabetical order thereof:

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, serves as an investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of March 31, 2019, Lazard had approximately $211.50 billion in assets under management.

Portfolio Managers:

Paul Moghtader, CFA, is a Managing Director and Portfolio Manager/Analyst, leading Lazard's Equity Advantage team. Mr. Moghtader began working in the investment field in 1992. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA). At SSgA, Mr. Moghtader was the senior manager responsible for the research and portfolio management of all multi-regional active quantitative equity strategies. Previously, Mr. Moghtader was an analyst at State Street Bank. He began his career at Dain Bosworth as a Research Assistant. Mr. Moghtader has a Master of Management from Northwestern University and a BA in Economics from Macalester College. Mr. Moghtader is a CFA® charterholder.

Taras Ivanenko, PhD, CFA, is a Portfolio Manager/Analyst on Lazard's Equity Advantage team. Mr. Ivanenko began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA. Earlier at SSgA, he was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, Mr. Ivanenko was an Analyst in Quantitative Research and Trading Systems at Oxbridge Research. He has a Ph.D. in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute. Mr. Ivanenko is a CFA® charterholder.

Ciprian Marin is a Director of Quantitative Research and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Mr. Marin began working in the investment field in 1997. Prior to joining Lazard in 2008, Mr. Marin was a Senior Portfolio Manager at SSgA, managing European, UK and Global funds. Prior to joining SSgA, Mr. Marin was a Quantitative Analyst at Citigroup. Previously, he was a quantitative research associate at Nikko Salomon Smith Barney. Mr. Marin has an MBA in Finance from the International University of Japan and a BS in International Economics from the Academy of Economic Studies Bucharest. Mr. Marin is a Certified Investment Adviser (UK).

Craig Scholl, CFA, is a Portfolio Manager/Analyst on Lazard's Equity Advantage team. Mr. Scholl began working in the investment field in 1984. Prior to joining Lazard in 2007, Mr. Scholl was a Principal and a Senior Portfolio Manager in the Global Active Equity group at SSgA. Previously, he was Managing Director of Public Equities for the Virginia Retirement System. Prior to that, Mr. Scholl was a pension investment manager for two large corporations. He also worked as a consultant at InterSec Research and a Vice President in data analytics at Lynch, Jones & Ryan. Mr. Scholl has a BS in Finance and Public Communications from Syracuse University. He is a member of the Boston Security Analysts Society. Mr. Scholl is a CFA® charterholder.

Susanne Willumsen is a Portfolio Manager/Analyst on Lazard's Equity Advantage team. Ms. Willumsen began working in the investment field in 1993. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe at SSgA. Prior to joining SSgA, Susanne traded equity derivatives for the proprietary desk at Investcorp. Ms. Willumsen received an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey.

Alex Lai, CFA, is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Mr. Lai began working in the investment field in 2002. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group SSgA. Prior to that, Alex was an investment-banking analyst at Lehman Brothers Asia in Hong Kong. He has an MSc in Finance from Boston College and a BBA (Hons) in Finance and Accounting from the University of Michigan, Ann Arbor. Mr. Lai is a CFA® charterholder.

Jason Williams, CFA, is a Portfolio Manager/Analyst on Lazard's Equity Advantage team. Mr. Williams began working in the investment field in 2001. Prior to joining Lazard in 2008, Mr. Williams was a Quantitative Portfolio Manager in the Pan European Active Equities group at SSgA. Earlier at SSgA, he was a Portfolio Analyst within Active European Operations. He has an MA in Finance and Investment from the University of Exeter and a BSc Honours in Mathematics from Coventry University. Mr. Williams is a CFA® charterholder and a member of the UK Society of Investment Professionals (UKSIP).

9.	All references to the Passive International Small Cap Equity Sub-strategy are deleted.

10.	In the “Performance Information” section, the following replaces the information for the MSCI ACWI Ex-US IMI Index in the Average Annual Total Returns table on p. 35-36:

MSCI ACWI Ex-US IMI Index (reflects no deduction for fees, expenses, or taxes)	-14.76%	0.87%

Please retain this supplement for future reference.

KPF-SK-044-0100

THE KP FUNDS

KP Retirement Path Retirement Income Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, KP Retirement Path 2060 Fund and KP Retirement Path 2065 Fund

(the “Funds”)

Supplement dated August 20, 2019

to the Prospectus dated May 1, 2019, as supplemented (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Trustees of The KP Funds has approved a new investment sub-advisory agreement between Callan LLC and Lazard Asset Management LLC (“Lazard”), with respect to the Fund. In connection with the approval, Lazard now serves as sub-adviser to the Fund. Additionally, Acadian Asset Management LLC (“Acadian”), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund. Further, the Passive International Small Cap Equity Sub-strategy has been terminated.

Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.	The last sentence of the third paragraph of the “The Funds’ Investments in Underlying Funds – Affiliated Underlying Funds – KP International Equity Fund – Investment Strategy” section on p. 141 is deleted and replaced with the following:

Each of the eight Sub-strategies is described below:

2.	The following is added at the end of the “The Funds’ Investments in Underlying Funds – Affiliated Underlying Funds – KP International Equity Fund” section on p. 146:

Active International Small Cap Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in small capitalization stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in international developed markets, which Acadian considers to be companies that: have their principal securities trading market in an international developed country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in international developed countries; or are organized under the laws of, and have a principal office in, an international developed country. Acadian considers an “international developed country” to be any country in the MSCI EAFE Small-Cap Index plus Canada.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active International Small Cap Equity #2: Lazard Asset Management LLC (“Lazard”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Lazard will seek to invest the Sub-strategy’s assets in a broad investment universe of local non-U.S. stocks and depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, real estate investment trusts, warrants and rights.

In selecting investments for the Sub-strategy, Lazard employs a core, bottom-up approach while avoiding unwanted top-down or macro exposures. Stocks are selected using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, and beta.

3.       All references to the Passive International Small Cap Equity Sub-strategy are deleted.

Please retain this supplement for future reference.

KPF-SK-045-0100

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THE KP FUNDS

KP International Equity Fund

(the “Fund”)

Supplement dated August 20, 2019

to the

Statement of Additional Information dated May 1, 2019, as supplemented (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Board of Trustees of The KP Funds has approved a new investment sub-advisory agreement between Callan LLC and Lazard Asset Management LLC (“Lazard”), with respect to the Fund. In connection with the approval, Lazard now serves as sub-adviser to the Fund. Additionally, Acadian Asset Management LLC (“Acadian”), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund.

Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	“Lazard Asset Management LLC” is added in the appropriate alphabetical order to the list of investment sub-advisers on the cover page.

2.	In “The Adviser and the Sub-Advisers – The Sub-Advisers” section on p. S-46-S-48, the following disclosure is added in the appropriate alphabetical order to the description of the sub-advisers:

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard"), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

3.	In “The Adviser and the Sub-Advisers – Portfolio Management” section, the following replaces the “Ownership of Fund Shares” and “Other Accounts” information in the “Acadian Asset Management LLC” sub-section on p. S-50:

Ownership of Fund Shares. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of March 31, 2019. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned
Brendan O. Bradley, Ph.D.	None
Harry Gakidis, Ph.D.	None
Asha Mehta, CFA*	None
Ryan D. Taliaferro, Ph.D.	None

*	Provided as of December 31, 2018.

Other Accounts. As of March 31, 2019, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (Millions)	Number of Accounts		Total Assets (Millions	Number of Accounts		Total Assets (Millions)
Brendan O. Bradley, Ph.D.	16		$7,589	92		$27,533	200		$59,934
	0	*	$0	15	*	$2,929	24	*	$8,073
Harry Gakidis, Ph.D.	16		$7,589	92		$27,533	200		$59,934
	0		$0	15	*	$2,929	24	*	$8,073
Asha Mehta, CFA**	15		$6,163	96		$26,094	195		$52,938
	0		$0	16	*	$2,839	25	*	$7,765
Ryan D. Taliaferro, Ph.D.	16		$7,589	92		$27,533	200		$59,934
	0		$0	15	*	$2,929	24	*	$8,073

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**	Provided as of December 31, 2018.

For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 29 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $1,002M in model advisory contracts where Acadian does not have trading authority.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

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4.	In “The Adviser and the Sub-Advisers – Portfolio Management” section on p. S-49-S-75, the following is added in the appropriate alphabetical order to the description of portfolio management:

Lazard

Compensation. The Adviser pays Lazard a fee based on the assets under management of the KP International Equity Fund as set forth in an investment sub-advisory agreement between Lazard and the Adviser.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (generally as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned
Paul Moghtader, CFA	None
Taras Ivanenko, PhD, CFA	None
Ciprian Marin	None
Craig Scholl, CFA	None
Susanne Willumsen	None
Alex Lai, CFA	None
Jason Williams	None

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Other Accounts. As of March 31, 2019, in addition to the KP International Equity Fund, Lazard's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (Millions)	Number of Accounts		Total Assets (Millions	Number of Accounts		Total Assets (Millions)
Paul Moghtader, CFA	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0
Taras Ivanenko, PhD, CFA	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0
Ciprian Marin	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0
Craig Scholl, CFA	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0
Susanne Willumsen	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0
Alex Lai, CFA	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0
Jason Williams	12		$4,362.1	21		$1,932.7	40		$9,622.5
	0	*	$0	0	*	$0	6	*	$6,472.0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the KP International Equity Fund may invest or that may pursue a strategy similar to the KP International Equity Fund’s investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the KP International Equity Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the KP International Equity Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

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Potential conflicts of interest may arise because of Lazard's management of the KP International Equity Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the KP International Equity Fund. In addition, the KP International Equity Fund is a registered investment company, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the KP International Equity Fund and the corresponding Similar Accounts, and the performance of securities purchased for the KP International Equity Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the KP International Equity Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the KP International Equity Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the KP International Equity Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the KP International Equity Fund.

5. The portfolio managers noted with an * in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the KP International Equity Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the KP International Equity Fund, which could have the potential to adversely impact the KP International Equity Fund, depending on market conditions. In addition, if the KP International Equity Fund’s investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the KP International Equity Fund’s and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the KP International Equity Fund to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

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7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the KP International Equity Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the KP International Equity Fund or the price paid or received by the KP International Equity Fund.

8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the KP International Equity Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Please retain this supplement for future reference.

KPF-SK-046-0100

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